SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the


                Date of earliest event reported February 16, 1999


                         NORTHWEST AIRLINES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                            (State of Incorporation)

                                   95-4205287
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                      (I.R.S. Employer Identification No.)

                                     0-23642
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                            (Commission File Number)

                  2700 Lone Oak Parkway, Eagan, Minnesota 55121
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                    (Address of principal executive offices)

                                 (612) 726-2111
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                         (Registrant's telephone number)

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Item 7 Exhibits.

The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-41579) (the "Registration Statement") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statement, the Preliminary Prospectus Supplement, dated February 1, 1999 (filed with the Securities Exchange Commission pursant to Rule 424(b)(2) on February 3, 1999), filed and the Prospectus Supplement, dated February 4, 1999 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on February 8, 1999), to the Prospectus, dated February 27, 1998, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 1999-1.

1(a) Underwriting Agreement, dated as of February 4, 1999, by and among Northwest Airlines Corporation, Northwest Airlines, Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc.

4(a)(1) Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Holdings Corporation (formerly known as Northwest Airlines Corporation), Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee

4(a)(2) Supplemental Agreement, dated as of November 20, 1998, among Northwest Airlines Holdings Corporation (formerly known as Northwest Airlines Corporation), Northwest Airlines Corporation (formerly known as Newbridge Parent Corporation), Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee

4(b)(1) Pass Through Trust Supplement No. 1999-1A, dated as of February 16, 1999, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation (formerly known as Northwest Airlines Corporation), Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee

4(b)(2) Pass Through Trust Supplement No. 1999-1B, dated as of February 16, 1999, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation (formerly known as Northwest Airlines Corporation), Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee

4(b)(3) Pass Through Trust Supplement No. 1999-1C, dated as of February 16, 1999, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation (formerly known as Northwest Airlines Corporation),

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            Northwest Airlines, Inc. and State Street Bank and Trust Company, as
            Trustee

4(c)(1) Irrevocable Revolving Credit Agreement (1999-1A), dated as of February 16, 1999, between State Street Bank and Trust Company, as Borrower, and Citibank N.A., as Liquidity Provider

4(c)(2) Irrevocable Revolving Credit Agreement (1999-1B), dated as of February 16, 1999, between State Street Bank and Trust Company, as Borrower, and Citibank N.A., as Liquidity Provider

4(c)(3) Irrevocable Revolving Credit Agreement (1999-1C), dated as of February 16, 1999, between State Street Bank and Trust Company, as Borrower, and Citibank N.A., as Liquidity Provider

4(d) Intercreditor Agreement, dated as of February 16, 1999, among State Street Bank and Trust Company, as Trustee, Citibank, N.A., as Liquidity Provider, and State Street Bank and Trust Company, as Subordination Agent and Trustee

4(e)(1) Deposit Agreement (Class A), dated as of February 16, 1999, between First Security Bank, National Association, as Escrow Agent, and ABN AMRO Bank N.V., Chicago Branch, as Depositary

4(e)(2) Deposit Agreement (Class B), dated as of February 16, 1999, between First Security National Bank, National Association, as Escrow Agent, and ABN AMRO Bank N.V., Chicago Branch, as Depositary

4(e)(3) Deposit Agreement (Class C), dated as of February 16, 1999, between First Security National Bank, National Association, as Escrow Agent, and ABN AMRO Bank N.V., Chicago Branch as Depositary

4(f)(1) Escrow and Paying Agent Agreement (Class A), dated as of February 16, 1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc., as Underwriters, and State Street Bank and Trust Company, as Pass Through Trustee and Paying Agent

4(f)(2) Escrow and Paying Agent Agreement (Class B), dated as of February 16, 1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc., as Underwriters, and State Street Bank and Trust Company, as Pass Through Trustee and Paying Agent

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4(f)(3)     Escrow and Paying Agent Agreement (Class C), dated as of February
            16, 1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc., as Underwriters, and State Street Bank and Trust Company, as Pass Through Trustee and Paying Agent

4(g) Note Purchase Agreement, dated as of February 16, 1999, among Northwest Airlines, Inc., State Street Bank and Trust Company, as Pass Through Trustee, Paying Agent and Subordination Agent, and First Security Bank, National Association, as Escrow Agent

99(a) Participation Agreement [NW 1999_], dated as of [______], among Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor, the Owner Participant named therein, as Owner Participant, State Street Bank and Trust Company, in its individual capacity and as Pass Though Trustee and Indenture Trustee, First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Subordination Agent

99(b) Lease Agreement [NW 1999_], dated as of [______], between First Security Bank, National Association, as Owner Trustee and Northwest Airlines, Inc., as Lessee

99(c) Trust Indenture and Security Agreement [NW 1999_], dated as of [______], between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

99(d) Purchase Agreement Assignment [NW 1999_], dated as of, [______], between Northwest Airlines, Inc., as Assigner, and First Security Bank, National Association, as Assignee

99(e) Trust Agreement [NW 1999_], dated as of [______], between [______], as Owner Participant, and First Security Bank, National Association, as Owner Trustee

99(f) Guarantee [NW 1999_], dated as of [______], from Northwest Airlines Corporation

99(g) Participation Agreement [NW 1999_], dated as of [______], among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company, in its individual capacity and as Pass Through Trustee, Subordination Agent and Indenture Trustee

99(h) Trust Indenture and Security Agreement [NW 1999_], dated as of [______], between Northwest Airlines, Inc., as Owner, and State Street Bank and Trust Company, as Indenture Trustee

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99(i)       Guarantee [NW 1999_], dated as of [______], from Northwest Airlines
            Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              NORTHWEST AIRLINES CORPORATION

Dated: February 23, 1999      By: /s/ Douglas M. Steenland
                                  ----------------------------------------------
                              Name: Douglas M. Steenland
                              Senior Vice President, General
                                     Counsel and Secretary